SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                       Date of Report: September 22, 2004

                           YAAK RIVER RESOURCES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



 Colorado                   000-30489                   84-1097796
 --------                   ---------                   ----------
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
 incorporation)


                    423 Baybridge Drive, Sugarland, TX 77478
                  --------------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (281) 242-7656

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

     The Company entered into a Plan and Agreement with Lifeline Nutraceuticals Corp. whereby Lifeline Nutraceuticals Corp. agreed to propose to its shareholder an exchange of the outstanding shares of Lifeline stock for 95% of the issued and outstanding shares of Yaak River Resources, Inc. on a post reverse split basis (assuming all of the Lifeline shareholders participate). The Plan and Agreement contains a number of conditions precedent to closing. Lifeline note holders will become creditors of Yaak following the completion of the transaction. The two members of the Yaak Board of directors will appoint two persons designated by Lifeline to the Board, and the two Yaak directors will remain on the Yaak Board until their resignation or their successors have been duly elected. The tow directors to be appointed at the request of Lifeline are expected to be William Driscoll and Paul Myhill, both founders of Lifeline. Management of YAAK will resign and the new Board of Directors will appoint the officers (expected to be Messrs. Driscoll as President, secretary and treasurer).

The Company also expects to enter into employment agreements with each of its new officers. Following the completion of the reorganization, the Company expects to call a meeting of its shareholders for the purpose of electing directors, approving a conveyance of the Company's real property owned in Victor, Colorado to an affiliated shareholder in satisfaction of debt, to consider adopting amended and Restated Articles of INcorporation, and to take other actions that will be described in a Proxy Statement.




Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None


Item 3.02 - Unregistered Sales of Equity Securities

        None


Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     The Company is immediately hereafter amending the Articles of Incorporation to change the name to Lifeline Therapeutics, Inc. and effectuating a reverse split of the issued and outstanding shares on a one for 68 basis.


Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        On June 24, 2004, the shareholders of the Company approved a one for sixty-eight reverse split of the Company's common stock. Also on June 24, 2004, the shareholders approved a name change from Yaak River Resources, Inc. to a name to be determined by the Board of Directors. The Board has approved changing the name to Lifeline Therapeutics, Inc.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.      Financial Statements - None

        B.      Exhibits:       10.1  Agreement and Plan of Reorganization

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 23, 2004

                                   YAAK RIVER RESOURCES, INC.




                                   By: /s/ Blaize Kaduru
                                       -----------------------------
                                       Blaize Kaduru, CEO/President